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                                 Exhibit 10.39


                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), is made as of November 8, 2000, by and among XCare.net, Inc., a Delaware corporation ("PARENT") and AHR Seller Group, LLC (the "STOCKHOLDER"), the sole stockholder of United/HealthScope, Inc.(dba Advica Health Resources), a Delaware corporation (the "COMPANY").


                                   BACKGROUND

     A. Pursuant to the terms of the Agreement and Plan of Reorganization dated as of November 7, 2000 (the "REORGANIZATION AGREEMENT"), by and among Parent, the Company and AX Acquisition Corporation, a wholly owned subsidiary of Parent ("SUB"), Sub is being merged with and into the Company (the "MERGER"), with the Company being the surviving corporation.

     B. In connection with the Merger, the Stockholder will receive shares of common stock of Parent ("PARENT COMMON STOCK").

     C. The Reorganization Agreement provides for the execution and delivery of this Agreement at the closing of the transactions contemplated thereby which grants the Stockholder certain rights to have its shares of Parent Common Stock registered under the Securities Act of 1933, as amended.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. CERTAIN DEFINITIONS. In this Agreement the following terms shall have the following respective meanings:

        "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

        "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by Parent in complying with Section 2, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Parent, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Parent which shall be paid in any event by Parent) any and all fees and expenses incurred in connection with road show presentations and the reasonable fees and disbursements of one counsel for all holders in any registration under this Agreement.

        "RESTRICTED SECURITIES" shall mean the securities of the Company not available for sale under Rule 144(k) of the Securities Act of 1933, as such Rule may be



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amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the holders.

     2. COMPANY REGISTRATION.

        (a) Notice of Registration. If at any time or from time to time Parent shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Rule 145 transaction, Parent will:

            (i) promptly give to the Stockholder written notice thereof and a reasonably detailed explanation of Stockholder's rights and obligations under this Section 2;

            (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all shares of Parent Common Stock held by Stockholder specified in a written request or requests, made within thirty (30) days after mailing of such written notice by Parent, to Stockholder; and

            (iii) use its best efforts to effect such registration under the Securities Act of all shares of Parent Common Stock that Stockholder has requested that Parent register.

        (b) Underwriting. If the registration of which Parent gives notice is for a registered public offering involving an underwriting, Parent shall so advise Stockholder as a part of the written notice given pursuant to Section 2(a)(i). In such event, the right of the Stockholder to registration pursuant to
Section 2 shall be conditioned upon Stockholder's participation in such underwriting and the inclusion of at least 10,000 shares (or balance owed) of Parent Common Stock in the underwriting to the extent provided herein. Stockholder, together with Parent and the other holders distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Parent. Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of shares to be included in such registration. Parent shall so advise Stockholder and other holders distributing their securities through such underwriting and the number of shares that may be included in the registration and underwriting shall be allocated in the

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following manner: first, to Parent; second, among all Holders of Series A and
Series B Registrable Securities (as such terms are defined in the Amended and Restated Investor Rights Agreement dated June 4, 1999 (the "INVESTOR RIGHTS AGREEMENT")), on a pro rata, as converted basis, as nearly as practicable to the respective amounts of Registrable Securities (as defined in the Investor Rights Agreement) held by such holders at the time of filing the Registration Statement; third, to Stockholder; and fourth, among all holders of Registrable Securities who are either an officer or a director of Parent, in proportion, as nearly as practicable to the respective amounts of Registrable Securities held by such holders at the time of filing the Registration Statement. No shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, Parent or the underwriters may round the number of shares allocated to any holder to the nearest one hundred (100) shares.

        If Stockholder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to Parent and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

        (c) Right to Terminate Registration. Parent shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not Stockholder has elected to include securities in such registration; provided, that Parent shall have the obligation to pay all Registration Expenses in connection with any such registration incurred pursuant to this Section 2.

        (d) Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Section 2 shall be borne by Parent. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of Stockholder and the other holders of such securities shall be borne by Stockholder and the other holders of such securities pro rata on the basis of the number of shares so registered.

        (e) Registration Procedures. In the case of each registration, qualification or compliance effected by Parent pursuant to this Section 2, Parent will keep Stockholder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, Parent will as expeditiously as possible:

            (i) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed;

            (ii) furnish to those participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement and of each amendment and supplement thereto, preliminary

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prospectus, final prospectus and such other documents in conformity with the
Securities Act as may be reasonably requested in order to facilitate the public offering of such securities;

            (iii) prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all shares of Parent Common Stock covered thereby or 180 days after the effective date thereof, provided that before filing a registration statement, or any amendments or supplements thereto, Parent will furnish to Stockholder and its counsel, copies of all documents to be filed, which documents will be subject to the review of such counsel;

            (iv) use its best efforts to register or qualify the shares of Parent Common Stock covered by the registration statement under the securities or Blue Sky laws of such states as Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable Stockholder to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Stockholder; provided, however, that Parent shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

            (v) if Parent has delivered preliminary or final prospectuses to Stockholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, Parent shall promptly notify Stockholder and, if requested, Stockholder shall immediately cease making offers of Parent Common Stock and return all prospectuses to Parent. Parent shall promptly provide Stockholder with revised prospectuses and, following receipt of the revised prospectuses, Stockholder shall be free to resume making offers of Parent Common Stock;

            (vi) make available for inspection by Stockholder, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by Stockholder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of Parent, officers, directors and employees of Parent, and cause all of such officers, directors and employees to supply all information reasonably requested by Stockholder, underwriter, attorney, accountant or agent in connection with the registration statement;

            (vii) notify Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2(e)(iii), of Parent's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at


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the request of Stockholder, prepare and furnish a reasonable number of copies of any prospectus as may be necessary so that, as thereafter delivered to the purchasers of shares of Parent Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (viii) use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

            (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of shares of such Registrable Securities and shares of Parent Common Stock or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and shares of Parent Common Stock; and

            (x) obtain a "cold comfort" letter or letters from Parent's independent public accountants in customary form.

     3. INDEMNIFICATION.

        (a) Parent will indemnify and hold harmless Stockholder and each affiliate thereof, and its respective officers, directors, partners, accountants, legal counsel and agents, and each person controlling Stockholder or affiliate thereof within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to Section 2, and each person or entity that participates as underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act (each, a "PARENT INDEMNIFIED PARTY"), against all expenses, claims, losses, damages and liabilities (joint or several) (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by Parent of the Securities Act or any rule or regulation promulgated under the Securities Act, the Exchange Act, state securities or Blue Sky Laws or otherwise applicable to Parent in connection with any such registration, qualification or compliance, and Parent will reimburse each such Parent Indemnified Party, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending or settling any such claim, loss, damage, liability, action or proceeding, provided that Parent will not be liable in any such case to the extent that any such claim, loss, damage, liability or



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expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to Parent by an instrument duly executed by Stockholder, controlling person or underwriter and stated to be specifically for use therein.

        (b) Stockholder will, if the shares of Parent Common Stock held by Stockholder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify Parent, each of its directors and officers, each underwriter, if any, of Parent's securities covered by such a registration statement, each person who controls Parent or such underwriter within the meaning of Section 15 of the Securities Act, and each other such holder, each of its officers, directors and partners, and each person controlling such holder within the meaning of Section 15 of the Securities Act (collectively the "HOLDER INDEMNIFIED PARTIES"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent, such other holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided that in each of the foregoing pursuant to this Section 3, Stockholder shall only indemnify the Holder Indemnified Parties to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Parent by an instrument duly executed by Stockholder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of Stockholder under this subsection (b) shall be limited in an amount equal to the gross proceeds received by Stockholder from the sale.


        (c) Each party entitled to indemnification under this Section 3 (the "INDEMNIFIED PARTY") shall give written notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has received written notice of the commencement of any action, claim or proceeding as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (other than the reasonable costs of investigation which shall be paid by the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 unless but only to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is, in the reasonable judgment of the Indemnified Party an actual or potential conflict of interest or separate and different defenses. If there is such an actual or potential conflict, then such

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Indemnified Party may employ separate counsel to represent such Indemnified
Party and the Indemnifying Party shall be liable for the reasonable fees and expenses of separate counsel. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Stockholder, or any controlling person of Stockholder, makes a claim for indemnification pursuant to this Section 3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 3; then, and in each such case, Parent and Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion (i) so that Stockholder shall under no circumstances be responsible for more than the portion represented by the percentage that the public offering price of its shares of Parent Common Stock offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement and (ii) so that the relative benefits received by each party from the offering of the shares of Parent Common Stock (taking into account the portion of the proceeds realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any misstatement or omission and any other equitable considerations appropriate under the circumstances shall be considered, and Parent and the Stockholder are responsible for the remaining portion; provided, however, that in any such case,
(A) Stockholder will not be required to contribute any amount in excess of the public offering price of all such shares of Parent Common Stock offered and sold Stockholder pursuant to such registration statement and (B) no person to the extent that contribution is not permitted under Section 11(f) of the Securities Act will be entitled to contribution.

        (e) The obligations of Parent and Stockholder under this Section 3 shall survive the completion of any offering of shares of Parent Common Stock in a registration statement, and otherwise.

        (f) The obligations of the parties under this Section 3 shall be in addition to any liability which any party may otherwise have to any other party.

     4. TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to this Agreement, to the extent not earlier terminated by the terms hereof, shall terminate as to Stockholder at such time as all shares of Parent Common Stock held by Stockholder can be sold without compliance with the registration requirements of the Securities Act

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pursuant to Rule 144 (including without limitation Rule 144(k)) promulgated thereunder and Stockholder owns less than 1% of the then outstanding Registrable Securities and shares of Parent Common Stock together.

     5. INFORMATION BY STOCKHOLDER. Stockholder shall furnish to Parent such information regarding Stockholder, the shares of Parent Common Stock held by it and the distribution proposed by Stockholder as Parent may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2.

     6. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the shares of Parent Common Stock to the public without registration, after such time as a public market exists for the Parent Common Stock, Parent agrees to:

        (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that Parent becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT");

        (b) File with the Commission in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

        (c) Furnish promptly to Stockholder forthwith upon request a written statement by Parent as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by Parent for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of Parent, and such other reports and documents of Parent and other information in the possession of or reasonably obtainable by Parent as Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing Stockholder to sell any such securities without registration.

     7. TRANSFER OF REGISTRATION RIGHTS. The rights to cause Parent to register the shares of Parent Common Stock under Section 2 may be assigned to a transferee or assignee in connection with any transfer or assignment of the shares of Parent Common Stock by Stockholder provided that Parent is given notice of the transfer or assignment and: (i) such transfer may otherwise be effected in accordance with applicable securities laws and (ii) either (A) such assignee or transferee acquires at least 10,000 shares of Parent Common Stock or, if lesser, all of such shares held by Stockholder or (B) such transferee is an affiliate of Stockholder (defined as a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with Stockholder). Notwithstanding the foregoing, the rights to cause Parent to register securities may be assigned to any constituent partner or retired partner of


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Stockholder which is a partnership or any family member or trust for the benefit of any such individual holder, without compliance with item (ii) above.

     8. STANDOFF AGREEMENT. Stockholder agrees in connection with the public offering of Parent's securities, upon written request of Parent or the managing underwriter, if any, any underwritten offering of Parent's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Parent Common Stock (other than those included in the registration) without the prior written consent of Parent or such underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days)(the "LOCKUP PERIOD") during the effectiveness of such registration statement relating to such offering, provided that similar lockup agreements are entered into by each of Parent's officers and directors and all holders holding not less than one percent (1%) of the outstanding capital stock of Parent and that such agreement shall not apply to Registrable Securities included in the registration statement. In order to enforce the provisions of this Section 8, Parent may impose stop-transfer instructions with respect to the securities of Parent held by Stockholder not included in the registration statement until the end of the Lockup Period.

     9. MISCELLANEOUS.

        (a) Governing Law. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Delaware as applied to agreements made and performed in Delaware by residents of the State of Delaware.

        (b) Entire Agreement; Amendment. This Agreement constitutes the entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, supplemented, modified, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

        (c) Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid or otherwise delivered by hand or by messenger, addressed (a) if to Stockholder, at Stockholder's address set forth on the signature pages hereof, or at such other address as Stockholder shall have furnished to Parent in writing or (b) if to Parent, one copy should be sent to Parent's executive offices addressed to the attention of the Chief Executive Officer, at such address as Parent shall have furnished to Stockholder, and one copy should be sent to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, Attn.: Kathleen Bloch.

     Each such notice or other communication shall, unless otherwise expressly provided herein, be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after


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the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         (d) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         (g) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.






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         In witness whereof, the parties have caused this Agreement to be duly executed as of the date first written above.



                                       XCARE.NET, INC.


                                       --------------------------------------
                                       By:
                                       Title:



                                       AHR SELLER GROUP, LLC


                                       --------------------------------------
                                       By:
                                       Title: